This is filed pursuant to 497(c).

AllianceBernstein Balanced Shares, Inc.
File Nos. 2-10988 and 811-00134.
AllianceBernstein Disciplined Value Fund, Inc.
File Nos. 333-90261 and 811-09687.
AllianceBernstein Growth and Income Fund, Inc.
File Nos. 2-11023 and 811-00126.
AllianceBernstein Real Estate Investment Fund, Inc.
File Nos. 333-08153 and 811-07707.
AllianceBernstein Utility Income Fund, Inc.
File Nos. 33-66630 and 811-07916.



The AllianceBernstein Value Funds

A family of value-oriented mutual funds.

Prospectus

March 31, 2003

Domestic Value Funds

       >    AllianceBernstein Value Fund

       >    AllianceBernstein Small Cap Value Fund

       >    AllianceBernstein Growth and Income Fund

       >    AllianceBernstein Disciplined Value Fund

       >    AllianceBernstein Balanced Shares

       >    AllianceBernstein Utility Income Fund

       >    AllianceBernstein Real Estate Investment Fund

International Value Funds

       >    AllianceBernstein International Value Fund

       >    AllianceBernstein Global Value Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                       [LOGO] ALLIANCEBERNSTEIN(SM)
                                              Investment Research and Management

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                               TABLE OF CONTENTS

                                                                        Page
RISK/RETURN SUMMARY.................................................       3
AllianceBernstein Value Fund........................................       4
AllianceBernstein Small Cap Value Fund..............................       5
AllianceBernstein Growth and Income Fund............................       6
AllianceBernstein Disciplined Value Fund............................       7
AllianceBernstein Balanced Shares...................................       8
AllianceBernstein Utility Income Fund...............................       9
AllianceBernstein Real Estate Investment Fund.......................      10
AllianceBernstein International Value Fund..........................      11
AllianceBernstein Global Value Fund.................................      12

SUMMARY OF PRINCIPAL RISKS..........................................      13

PRINCIPAL RISKS BY FUND.............................................      14

FEES AND EXPENSES OF THE FUNDS......................................      15

GLOSSARY............................................................      17

DESCRIPTION OF THE FUNDS............................................      17
Investment Objectives and Principal Policies........................      18
Description of Additional Investment Practices......................      26
Additional Risk Considerations......................................      33

MANAGEMENT OF THE FUNDS.............................................      36

PURCHASE AND SALE OF SHARES.........................................      37
How The Funds Value Their Shares....................................      37
How To Buy Shares...................................................      37
How To Exchange Shares..............................................      38
How To Sell Shares..................................................      38

DIVIDENDS, DISTRIBUTIONS AND TAXES..................................      39

DISTRIBUTION ARRANGEMENTS...........................................      39

CONVERSION FEATURE..................................................      41

GENERAL INFORMATION.................................................      41

FINANCIAL HIGHLIGHTS................................................      43

The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about The
AllianceBernstein Value Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 13.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund that has completed a full calendar year of operations showing its average annual returns before and (for Class A shares) after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

      o how the Fund's average annual returns, before and (for Class A shares) after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

      o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

AllianceBernstein Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES and risks:

The Fund invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities.

The Fund may also invest 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have non-U.S. investment risk and currency risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                       Since
                                                        1 Year       Inception**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes                    -16.97%        -7.65%
--------------------------------------------------------------------------------
                Return After Taxes on
                  Distributions                        -17.19%        -7.89%
--------------------------------------------------------------------------------
                Return After Taxes on
                  Distributions and
                  Sale of Fund Shares                  -10.42%        -6.19%
--------------------------------------------------------------------------------
Class B         Return Before Taxes                    -17.37%        -7.61%
--------------------------------------------------------------------------------
Class C         Return Before Taxes                    -14.79%        -6.00%
--------------------------------------------------------------------------------
Advisor
Class           Return Before Taxes                    -13.12%        -5.01%
--------------------------------------------------------------------------------
Russell         (reflects no deduction
1000 Value        for fees, expenses,
Index             or taxes)                            -15.52%        -9.04%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.

***   After-tax returns:

      - Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a     n/a   n/a     n/a     n/a     n/a     n/a      n/a     n/a    -13.30
--------------------------------------------------------------------------------

 93     94    95      96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 9.90%, 4th quarter, 2002; and Worst Quarter was down -18.13%, 3rd quarter, 2002.

AllianceBernstein Small Cap Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in these types of securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Fund may also invest 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. The Fund's investments in smaller capitalization companies tend to be more volatile than investments in companies with larger capitalizations. The Fund's investments in small capitalization stocks may have additional risks because these companies tend to have limited product lines, markets, or financial resources. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have non-U.S. investment risk and currency risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                    Since
                                                 1 Year           Inception**
--------------------------------------------------------------------------------
Class A***       Return Before Taxes             -12.13%             3.18%
--------------------------------------------------------------------------------
                 Return After Taxes on
                   Distributions                 -12.35%             2.70%
--------------------------------------------------------------------------------
                 Return After Taxes on
                   Distributions and
                   Sale of Fund Shares            -7.45%             2.32%
--------------------------------------------------------------------------------

Class B          Return Before Taxes             -12.43%             3.41%
--------------------------------------------------------------------------------
Class C          Return Before Taxes              -9.70%             5.01%
--------------------------------------------------------------------------------
Advisor
Class            Return Before Taxes              -7.93%             6.09%
--------------------------------------------------------------------------------
Russell          (reflects no deduction
2500               for fees, expenses,
Value Index        or taxes)                      -9.87%             0.51%
--------------------------------------------------------------------------------
Russell          (reflects no deduction
2500               for fees, expenses,
Index              or taxes)                     -17.80%            -5.19%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.

***   After-tax returns:

      - Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a     n/a   n/a     n/a     n/a     n/a     n/a      n/a     n/a     -8.20
--------------------------------------------------------------------------------
 93     94    95      96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 10.35%, 4th quarter, 2002; and Worst Quarter was down -20.69%, 3rd quarter, 2002.

AllianceBernstein Growth and Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in dividend-paying common stocks of large, well-established, "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of non-U.S. issuers.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in securities of non-U.S. issuers have non-U.S. investment risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                1          5          10
                                               Year      Years      Years**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes           -29.71%     1.05%      9.35%
--------------------------------------------------------------------------------
                Return After Taxes
                  on Distributions            -29.94%    -0.41%      6.63%
--------------------------------------------------------------------------------
                Return After Taxes on
                  Distributions and
                  Sale of Fund Shares         -18.23%     0.69%      6.75%
--------------------------------------------------------------------------------
Class B         Return Before Taxes           -30.17%     1.16%      9.18%
--------------------------------------------------------------------------------
Class C         Return Before Taxes           -27.72%     1.23%      9.00%
--------------------------------------------------------------------------------
Advisor
Class           Return Before Taxes           -26.30%     2.23%      10.15%
--------------------------------------------------------------------------------
Russell         (reflects no
1000              deduction for
Value             fees, expenses,
Index             or taxes)                   -15.52%     1.16%      10.80%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 5/3/93 for Class C shares and 10/1/96 for Advisor Class shares. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares and the lower expense ratio of Advisor Class shares, respectively.

***   After-tax returns:

      - Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

9.96   -4.20 37.86   24.13   28.86    21.23  10.78    13.64  -1.84    -26.57
--------------------------------------------------------------------------------
 93     94    95      96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.25%, 4th quarter, 1998; and Worst Quarter was down -19.68%, 3rd quarter, 2002.

AllianceBernstein Disciplined Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital through the application of a disciplined value-oriented investment process.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Fund may invest in companies of any size and in any industry. At different times, the Fund's investments may be in companies with significantly different market capitalizations and with a greater emphasis on particular industries. The Fund expects under normal circumstances to invest primarily in equity securities of about 75 U.S. companies. The Fund may also invest up to 15% of its total assets in securities of non-U.S. issuers.

Among the principal risks of investing in the Fund is market risk. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. In addition, because the Fund may invest in small- to mid-capitalization companies, it has capitalization risk. These investments may be more volatile than investments in large-cap companies. To the extent the Fund invests in securities of non-U.S. issuers, it may have non-U.S. investment risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                       Since
                                                   1 Year           Inception**
--------------------------------------------------------------------------------
Class A***       Return Before Taxes               -25.50%            -0.64%
--------------------------------------------------------------------------------
                 Return After Taxes
                   on Distributions                -25.50%            -0.73%
--------------------------------------------------------------------------------
                 Return After Taxes on
                   Distributions and
                   Sale of Fund Shares             -15.65%            -0.55%
--------------------------------------------------------------------------------
Class B          Return Before Taxes               -25.81%            -0.20%
--------------------------------------------------------------------------------
Class C          Return Before Taxes               -23.50%             0.09%
--------------------------------------------------------------------------------
Russell          (reflects no deduction
1000               for fees, expenses,
Value Index        or taxes)                       -15.52%            -5.14%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date is 12/22/99 for Class A, Class B and Class C shares.

***   After-tax returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a     n/a   n/a     n/a     n/a     n/a     n/a     19.49   6.60    -22.19
--------------------------------------------------------------------------------
 93     94    95      96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 15.34%, 2nd quarter, 2001; and Worst Quarter was down -18.69%, 3rd quarter, 2002.

AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but the Fund will not purchase a security if, as a result, less than 25% of the Fund's total assets will be invested in fixed-income securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in equity and fixed-income securities of non-U.S. issuers.

Among the principal risks of investing in the Fund are market risk, interest rate risk, credit risk and allocation risk. To the extent the Fund invests in securities of non-U.S. issuers, your investment has non-U.S. investment risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                            1               5           10
                                           Year           Years       Years**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes       -14.52%         3.51%        8.04%
--------------------------------------------------------------------------------
                Return After Taxes
                  on Distributions        -15.28%         1.44%        5.20%
--------------------------------------------------------------------------------
                Return After Taxes on
                  Distributions and
                  Sale of Fund Shares      -8.90%         2.11%        5.37%
--------------------------------------------------------------------------------
Class B         Return Before Taxes       -14.75%         3.65%        7.83%
--------------------------------------------------------------------------------
Class C         Return Before Taxes       -12.23%         3.65%        7.69%
--------------------------------------------------------------------------------
Advisor
Class           Return Before Taxes       -10.49%         4.69%        8.80%
--------------------------------------------------------------------------------
S&P 500         (reflects no
Index             deduction for
                  fees, expenses,
                  or taxes)               -22.09%        -0.58%        9.34%
--------------------------------------------------------------------------------
Lehman Gov't/   (reflects no
Credit Bond       deduction for
Index             fees, expenses,
                  or taxes)                11.04%         7.62%        7.61%
--------------------------------------------------------------------------------
Solomon         (reflects no
1 year            deduction for
Treasury          fees, expenses,
Index             or taxes)                 3.30%         5.51%        5.38%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 5/3/93 for Class C shares and 10/1/96 for Advisor Class shares. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares and the lower expense ratio of Advisor Class shares, respectively.

***   After-tax returns:

      - Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

9.93   -5.79  26.64  9.36    27.13    15.75  4.90     12.48   1.79    -10.73
--------------------------------------------------------------------------------
 93     94     95     96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.45%, 4th quarter, 1998; and Worst Quarter was down -8.30%, 3rd quarter, 2002.

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utility industries. The Fund invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund may maintain up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Fund's investments. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                      Since
                                           1 Year         5 Years   Inception**
--------------------------------------------------------------------------------
Class A***   Return Before Taxes           -23.14%         0.85%      5.85%
--------------------------------------------------------------------------------
             Return After Taxes
               on Distributions            -23.74%        -0.63%      4.02%
--------------------------------------------------------------------------------
             Return After Taxes
               on Distributions
               and Sale of
               Fund Shares                 -14.19%         0.25%      4.01%
--------------------------------------------------------------------------------
Class B      Return Before Taxes           -23.39%         1.02%      5.69%
--------------------------------------------------------------------------------
Class C      Return Before Taxes           -21.00%         1.02%      5.60%
--------------------------------------------------------------------------------
Advisor
Class        Return Before Taxes           -19.44%         2.05%      6.60%
--------------------------------------------------------------------------------
NYSE         (reflects no deduction
Utilities      for fees, expenses,
Index          or taxes)                   -29.34%        -7.01%     -0.40%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 10/18/93 for Class A shares and Class B shares, 10/27/93 for Class C shares, and 10/1/96 for Advisor Class shares. Since inception index returns are from 10/31/93. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares and the lower expense ratio of Advisor Class shares, respectively.

***   After-tax returns:

      - Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 n/a  -10.94  22.93  8.28    30.65    24.38  18.01    14.54  -19.30   -19.73
--------------------------------------------------------------------------------
 93     94     95     96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 15.65%, 4th quarter, 1997; and Worst Quarter was down -12.14%, 3rd quarter, 2002.

AllianceBernstein Real Estate Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Fund has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Fund invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                     Since
                                           1 Year      5 Years     Inception**
--------------------------------------------------------------------------------
Class A***    Return Before Taxes          -1.51%        0.40%        6.80%
--------------------------------------------------------------------------------
              Return After Taxes
                on Distributions           -2.70%       -1.32%        5.02%
--------------------------------------------------------------------------------
              Return After Taxes on
                Distributions and
                Sale of Fund Shares        -0.91%       -0.59%        4.61%
--------------------------------------------------------------------------------
Class B       Return Before Taxes          -1.75%        0.55%        6.79%
--------------------------------------------------------------------------------
Class C       Return Before Taxes           1.20%        0.56%        6.80%
--------------------------------------------------------------------------------
Advisor
Class         Return Before Taxes           3.23%        1.58%        7.87%
--------------------------------------------------------------------------------
S&P 500       (reflects no deduction
Index           for fees, expenses,
                or taxes)                 -22.09%       -0.58%        5.18%
--------------------------------------------------------------------------------
NAREIT        (reflects no deduction
Equity          for fees, expenses,
Index           or taxes)                   3.82%        3.30%        8.27%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 10/1/96 for Class A, Class B, Class C and Advisor Class shares.

***   After-tax returns:

      - Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a     n/a   n/a     n/a    22.98   -20.22  -6.70    26.58   9.83     2.89
--------------------------------------------------------------------------------
 93     94    95      96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 14.54%, 3rd quarter, 1997; and Worst Quarter was down -12.33%, 3rd quarter, 1998.

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund will invest primarily in a diversified portfolio of non-U.S. equity securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In order to hedge a portion of currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, non-U.S. investment risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                 Since
                                               1 Year          Inception**
--------------------------------------------------------------------------------
Class A***     Return Before Taxes              -7.30%           -4.48%
--------------------------------------------------------------------------------
               Return After Taxes on
                  Distributions                 -7.58%           -4.64%
--------------------------------------------------------------------------------
               Return After Taxes on
                  Distributions and Sale
                  of Fund Shares                -4.39%           -3.62%
--------------------------------------------------------------------------------
Class B        Return Before Taxes              -7.69%           -4.27%
--------------------------------------------------------------------------------
Class C        Return Before Taxes              -4.63%           -2.61%
--------------------------------------------------------------------------------
Advisor
Class          Return Before Taxes              -2.77%           -1.58%
--------------------------------------------------------------------------------
MSCI EAFE      (reflects no deduction
Index             for fees, expenses,
                  or taxes)                    -15.66%          -13.89%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.

***   After-tax returns:

      - Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a     n/a   n/a     n/a     n/a     n/a     n/a      n/a     n/a    -3.20
--------------------------------------------------------------------------------
 93     94    95      96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 11.86%, 4th quarter, 2002; and Worst Quarter was down -21.15%, 3rd quarter, 2002.

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund will invest primarily in a diversified portfolio of equity securities from around the world, including the United States. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In order to hedge a portion of currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, non-U.S. investment risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                                    Since
                                             1 Year               Inception**
--------------------------------------------------------------------------------
Class A***   Return Before Taxes            -18.34%                -12.05%
--------------------------------------------------------------------------------
             Return After Taxes on
               Distributions                -18.51%                -12.16%
--------------------------------------------------------------------------------
             Return After Taxes on
               Distributions and Sale
               of Fund Shares               -11.21%                 -9.58%
--------------------------------------------------------------------------------
Class B      Return Before Taxes            -18.63%                -12.02%
--------------------------------------------------------------------------------
Class C      Return Before Taxes            -16.16%                -10.42%
--------------------------------------------------------------------------------
Advisor
Class        Return Before Taxes            -14.52%                 -9.68%
--------------------------------------------------------------------------------
MSCI         (reflects no deduction
World          for fees, expenses,
Index          or taxes)                    -19.54%                -13.87%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.

***   After-tax returns:

      - Are shown for Class A shares only and will vary for Class B, C and Advisor Class shares because these Classes have different expense ratios;

      - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 n/a    n/a   n/a     n/a     n/a     n/a     n/a      n/a    n/a     -14.74
--------------------------------------------------------------------------------
 93     94    95      96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 11.51%, 4th quarter, 2002; and Worst Quarter was down -20.62%, 3rd quarter, 2002.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the Funds are subject to market risk.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry sector. If a Fund invests a substantial amount of its assets in companies engaged in a particular industry sector, market or economic factors affecting that industry could have a major effect on the value of the Fund's investments. All of the Funds are subject to industry/sector risk except AllianceBernstein Growth and Income Fund and AllianceBernstein Balanced Shares.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. Funds particularly subject to this risk are AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund, AllianceBernstein Global Value Fund and AllianceBernstein Disciplined Value Fund.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Funds that invest a substantial portion of their assets in fixed-income securities, such as AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds") such as AllianceBernstein Utility Income Fund. AllianceBernstein Real Estate Investment Fund also has more exposure to interest rate risk because it invests in real estate industry companies and in mortgage-backed securities.

CREDIT RISK

This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Funds that invest a substantial portion of their assets in lower-rated securities, such as AllianceBernstein Utility Income Fund.

DERIVATIVE AND LEVERAGE RISK

A Fund may make substantial use of derivatives and employ specialized trading techniques such as short sales, options, futures, forwards, and other leveraging techniques to increase its exposure to certain selected securities. Alliance employs these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for the Fund, particularly in periods of market declines. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

NON-U.S. INVESTMENT RISK

This is the risk of investments in issuers located in countries other than the United States. Investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Fund's investments in a country other than the United States. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Disciplined Value Fund, AllianceBernstein Balanced Shares, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and other currencies may negatively affect the value of a Fund's investments. Funds investing in non-U.S. issuers are subject to this risk, including, in particular, AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Disciplined Value Fund, AllianceBernstein Balanced Shares, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

MANAGEMENT RISK

Each Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for the Funds, but there is no guarantee that its techniques will produce the intended result.

ALLOCATION RISK

AllianceBernstein Balanced Shares has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

PRINCIPAL RISKS BY FUND

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

-----------------------------------------------------------------------------------------------------------------------------------
                                 Industry/  Capital-   Interest            Derivative   Non-U.S.
                         Market   Sector     ization     Rate    Credit   and Leverage Investment  Currency  Management  Allocation
Fund                      Risk     Risk       Risk       Risk     Risk        Risk        Risk       Risk       Risk        Risk
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Value Fund                  o        o                              o           o           o          o          o
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Small Cap Value Fund        o        o          o                   o           o           o          o          o
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Growth and Income
Fund                        o                              o        o                                             o
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Disciplined Value Fund      o        o          o                                           o          o          o
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Balanced Shares             o                              o        o                       o          o          o           o
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Utility Income Fund         o        o                     o        o                                             o
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Real Estate
Investment Fund             o        o                     o        o                                             o
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
International
Value Fund                  o        o          o                   o           o           o          o          o
-----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Global Value Fund           o        o          o                   o           o           o          o          o
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                        Class A Shares    Class B Shares   Class C Shares    Advisor Class Shares
                                                        --------------    --------------   --------------    -------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                     4.25%             None             None              None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)                None              4.0%*            1.0% **           None

Exchange Fee                                            None              None             None              None

* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge (CDSC) decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**    For Class C shares the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein
Value Fund                                                         Advisor
                                  Class A    Class B    Class C     Class
                                  -------    -------    -------    --------
  Management fees                    .75%       .75%       .75%       .75%
  Distribution (12b-1) fees          .30%      1.00%      1.00%      None
  Other expenses                     .40%       .43%       .41%       .48%
                                  ------     ------     ------     ------
  Total Fund operating
    expenses                        1.45%      2.18%      2.16%      1.23%
                                  ======     ======     ======     ======

                                        Examples
--------------------------------------------------------------------------------

                                                                              Advisor
                  Class A   Class B+      Class B++     Class C+  Class C++    Class
                 --------   --------      ---------     --------  ---------   --------
After 1 year     $    566   $    621      $    221      $    319   $    219   $    125
After 3 years    $    864   $    882      $    682      $    676   $    676   $    390
After 5 years    $  1,183   $  1,169      $  1,169      $  1,159   $  1,159   $    676
After 10 years   $  2,087   $  2,329(a)   $  2,329(a)   $  2,493   $  2,493   $  1,489


                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein
Small Cap Value Fund                                                Advisor
                                  Class A    Class B    Class C      Class
                                  -------    -------    -------    --------
  Management fees                   1.00%      1.00%      1.00%      1.00%
  Distribution (12b-1) fees          .30%      1.00%      1.00%      None
  Other expenses                     .51%       .53%       .51%       .54%
                                    ----       ----       ----       ----
  Total Fund operating
    expenses                        1.81%      2.53%      2.51%      1.54%
                                    ====       ====       ====       ====
  Waiver and/or expense
    reimbursement (b)               (.41)%     (.43)%     (.41)%     (.44)%
                                    ====       ====       ====       ====
  Net expenses                      1.40%      2.10%      2.10%      1.10%
                                    ====       ====       ====       ====

                                        Examples
--------------------------------------------------------------------------------

                                                                                            Advisor
                           Class A       Class B+     Class B++      Class C+  Class C++     Class
                           -------       --------     ---------      --------  ---------   --------
After 1 year               $    561      $    613      $    213      $    313   $    213   $    112
After 3 years (d)          $    932      $    947      $    747      $    743   $    743   $    443
After 5 years (d)          $  1,327      $  1,307      $  1,307      $  1,299   $  1,299   $    798
After 10 years (d)         $  2,429      $  2,656(a)   $  2,656(a)   $  2,815   $  2,815   $  1,797

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein Growth
and Income Fund                                                     Advisor
                                  Class A    Class B    Class C      Class
                                  -------    -------    -------    --------
  Management fees                    .61%       .61%       .61%       .61%
  Distribution (12b-1) fees          .28%      1.00%      1.00%      None
  Other expenses                     .25%       .27%       .25%       .25%
                                    ----       ----       ----       ----
  Total Fund operating expenses     1.14%      1.88%      1.86%       .86%
                                    ====       ====       ====       ====

                                        Examples
--------------------------------------------------------------------------------

                                                                                 Advisor
                Class A       Class B+      Class B++     Class C+   Class C++    Class
                --------      --------      ---------     --------   ---------   --------
After 1 year    $    536      $    591      $    191      $    289   $    189    $     88
After 3 years   $    772      $    791      $    591      $    585   $    585    $    274
After 5 years   $  1,026      $  1,016      $  1,016      $  1,006   $  1,006    $    477
After 10 years  $  1,752      $  2,008(a)   $  2,008(a)   $  2,180   $  2,180    $  1,061

--------------------------------------------------------------------------------
Please refer to footnotes on page 16.

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein
Disciplined Value Fund             Class A    Class B    Class C
                                   -------    -------    -------
  Management fees                    .75%       .75%       .75%
  Distribution (12b-1) fees          .30%      1.00%      1.00%
  Other expenses                     .54%       .57%       .55%
                                    ----       ----       ----
  Total Fund operating expenses     1.59%      2.32%      2.30%
                                    ====       ====       ====

                                     Examples
--------------------------------------------------------------------------------

                    Class A    Class B+      Class B++     Class C+  Class C++
                    -------    --------      ---------     --------  ---------
After 1 year        $    580   $    635      $    235      $    333   $    233
After 3 years       $    906   $    924      $    724      $    718   $    718
After 5 years       $  1,254   $  1,240      $  1,240      $  1,230   $  1,230
After 10 years      $  2,234   $  2,474(a)   $  2,474(a)   $  2,636   $  2,636

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein
Balanced Shares                                                    Advisor
                                  Class A    Class B    Class C    Class
  Management fees                    .50%       .50%       .50%       .50%
  Distribution (12b-1) fees          .28%      1.00%      1.00%      None
  Other expenses                     .32%       .34%       .34%       .35%
                                    ----       ----       ----       ----
  Total Fund operating expenses     1.10%      1.84%      1.84%       .85%
                                    ====       ====       ====       ====

                                     Examples
--------------------------------------------------------------------------------

                                                                                  Advisor
                     Class A   Class B+      Class B++     Class C+   Class C ++   Class
                    --------   --------      ---------     --------   ----------  ------
After 1 year        $    532   $    587      $    187      $    287   $    187    $   87
After 3 years       $    760   $    779      $    579      $    579   $    579    $  271
After 5 years       $  1,005   $    995      $    995      $    995   $    995    $  471
After 10 years      $  1,708   $  1,965(a)   $  1,965(a)   $  2,159   $  2,159    $1,049

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein
Utility Income Fund                                                Advisor
                                  Class A    Class B    Class C     Class
                                  -------    -------    -------    -------
  Management fees                    .75%       .75%       .75%       .75%
  Distribution (12b-1) fees          .30%      1.00%      1.00%      None
  Other expenses                     .56%       .59%       .58%       .56%
                                    ----       ----       ----       ----
  Total Fund operating expenses     1.61%      2.34%      2.33%      1.31%
                                    ====       ====       ====       ====

  Waiver and/or expense
    reimbursement (c)               (.11)%     (.14)%     (.13)%     (.11)%
                                    ====       ====       ====       ====
  Net expenses                      1.50%      2.20%      2.20%      1.20%

                                    ====       ====       ====       ====

                                     Examples
--------------------------------------------------------------------------------

                                                                                 Advisor
                    Class A    Class B+      Class B++     Class C+   Class C++   Class
                    -------    --------      ---------     --------   ---------  -------
After 1 year        $    571   $    623      $    223      $    323   $    223   $  122
After 3 years (d)   $    901   $    917      $    717      $    715   $    715   $  404
After 5 years (d)   $  1,254   $  1,238      $  1,238      $  1,234   $  1,234   $  708
After 10 years (d)  $  2,246   $  2,483(a)   $  2,483(a)   $  2,656   $  2,656   $1,569

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein Real
Estate Investment Fund                                              Advisor
                                  Class A    Class B    Class C      Class
                                  -------    -------    -------     -------
  Management fees                    .90%       .90%       .90%       .90%
  Distribution (12b-1) fees          .30%      1.00%      1.00%      None
  Other expenses                     .55%       .57%       .56%       .61%
                                    ----       ----       ----       ----
  Total Fund operating expenses     1.75%      2.47%      2.46%      1.51%
                                    ====       ====       ====       ====

                                     Examples
--------------------------------------------------------------------------------

                                                                                 Advisor
                    Class A    Class B+      Class B++     Class C+   Class C++   Class
                    -------    --------      ---------     --------   ---------  -------
After 1 year        $    595   $    650      $    250      $    349   $    249   $  154
After 3 years       $    953   $    970      $    770      $    767   $    767   $  477
After 5 years       $  1,334   $  1,316      $  1,316      $  1,311   $  1,311   $  824
After 10 years      $  2,400   $  2,629(a)   $  2,629(a)   $  2,796   $  2,796   $1,802

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein
International Value Fund                                           Advisor
                                  Class A    Class B    Class C     Class
                                  -------    -------    -------    -------
  Management fees                   1.00%      1.00%      1.00%      1.00%
  Distribution (12b-1) fees          .30%      1.00%      1.00%      None
  Other expenses                     .89%       .84%       .90%       .75%
                                    ----       ----       ----       ----
  Total Fund operating
    expenses                        2.19%      2.84%      2.90%      1.75%
                                    ====       ====       ====       ====
  Waiver and/or expense
    reimbursement (b)               (.99)%     (.94)%    (1.00)%     (.85)%
                                    ====       ====       ====       ====
  Net expenses                      1.20%      1.90%      1.90%       .90%
                                    ====       ====       ====       ====

                                     Examples
--------------------------------------------------------------------------------

                                                                                 Advisor
                    Class A    Class B+      Class B++     Class C+   Class C++   Class
                    -------    --------      ---------     --------   ---------  -------
After 1 year        $    542   $    593      $    193      $    293   $    193   $   92
After 3 years (d)   $    990   $    991      $    791      $    804   $    804   $  468
After 5 years (d)   $  1,463   $  1,416      $  1,416      $  1,440   $  1,440   $  869
After 10 years (d)  $  2,767   $  2,943(a)   $  2,943(a)   $  3,152   $  3,152   $1,992

                               Operating Expenses
--------------------------------------------------------------------------------


AllianceBernstein
Global Value Fund                                                  Advisor
                                  Class A    Class B    Class C     Class
                                  -------    -------    -------    -------
  Management fees                   1.00%      1.00%      1.00%      1.00%
  Distribution (12b-1) fees          .30%      1.00%      1.00%      None
  Other expenses                    1.29%      1.29%      1.16%       .85%
                                    ----       ----       ----       ----
  Total Fund operating
    expenses                        2.59%      3.29%      3.16%      1.85%
                                    ====       ====       ====       ====
  Waiver and/or expense
    reimbursement (b)              (1.09)%    (1.09)%     (.96)%     (.65)%
                                    ====       ====       ====       ====
  Net expenses                      1.50%      2.20%      2.20%      1.20%
                                    ====       ====       ====       ====

                                     Examples
--------------------------------------------------------------------------------

                                                                                 Advisor
                    Class A    Class B+      Class B++     Class C+   Class C++   Class
                    -------    --------      ---------     --------   ---------  -------
After 1 year        $    571   $    623      $    223      $    323   $    223   $  122
After 3 years (d)   $  1,097   $  1,111      $    911      $    885   $    885   $  519
After 5 years (d)   $  1,648   $  1,623      $  1,623      $  1,571   $  1,571   $  940
After 10 years (d)  $  3,148   $  3,351(a)   $  3,351(a)   $  3,400   $  3,400   $2,116

--------------------------------------------------------------------------------
+     Assumes redemption at the end of period.

++    Assumes no redemption at end of period.

(a)   Assumes Class B shares convert to Class A shares after eight years.

(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expenses borne by Alliance through March 27, 2002 may be reimbursed by the Fund during the three years after commencement of its operations on March 29, 2001. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed 2.50% for Class A shares, 3.20% for Class B and Class C shares, and 2.20% for Advisor Class shares or cause the total of the payments to exceed the Fund's total initial organizational and offering expenses.

(c) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.

(d) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its current period.

--------------------------------------------------------------------------------
                                   GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by non-U.S. governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that are subject to restrictions which may render them illiquid; however, Alliance may determine that such securities are liquid pursuant to procedures approved by the Trustees or Directors of a Fund, as the case may be.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES

Non-U.S. company is an entity that (i) is organized under the laws of a country other than the United States, (ii) has its principal place of business in a country other than the United States, and (iii) issues equity or debt securities that are traded principally in a country other than the United States.

RATING AGENCIES, RATED SECURITIES AND INDEXES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime-1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Russell 1000(TM) Value Index measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

S&P is Standard & Poor's Rating Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

      o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

      o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

      o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

      o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and
            (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

AllianceBernstein Value Fund

AllianceBernstein Value Fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities generally representing at least 125 companies. The Fund's investment strategy emphasizes investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Fund. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 700 companies with large capitalizations. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Fund. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research performed for the Fund. The Research Review Committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Fund volatility.

The Fund does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Fund. The Fund will tend to overweight stocks selected in the top third of the final ranking, will tend to make market weight commitments to stocks selected from the middle third and will tend to minimize stocks in the lowest third, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Fund also may:

      o     Invest up to 20% of its total assets in convertible securities;

      o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

      o     Invest up to 15% of its net assets in illiquid securities;

      o Invest up to 15% of its total assets in securities issued by non-U.S. companies;

      o     Invest up to 10% of its total assets in rights and warrants;

      o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

      o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

      o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

      o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

      o Make secured loans of portfolio securities of up to 30% of its total assets; and

      o     Enter into repurchase agreements.

AllianceBernstein Small Cap Value Fund

AllianceBernstein Small Cap Value Fund seeks long-term growth of capital. In seeking to achieve its objective, the Fund invests primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in the equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million). Because the Fund's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of January 31, 2003, there were approximately 2,500 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5.0 billion. The Fund's investment policies emphasize investments in companies that are determined by Bernstein to be undervalued, using a fundamental value approach.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Fund, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio, price to book ratio to target approximately 300 companies for further analysis by the research staff and the Fund's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

The Fund's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Fund's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Fund. Bernstein seeks to manage overall Fund volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Fund may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Fund also may:

      o     Invest up to 20% of its total assets in convertible securities;

      o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

      o     Invest up to 15% of its net assets in illiquid securities;

      o Invest up to 15% of its total assets in securities issued by non-U.S. companies;

      o     Invest up to 10% of its total assets in rights and warrants;


      o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

      o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

      o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

      o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

      o Make secured loans of portfolio securities of up to 30% of its total assets; and

      o     Enter into repurchase agreements.

AllianceBernstein Growth and Income Fund

AllianceBernstein Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in securities of non-U.S. issuers. Since the purchase of securities of non-U.S. issuers entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality.

The Fund also may:

      o Purchase and sell forward and futures contracts and options on these securities for hedging purposes; and

      o Make secured loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

AllianceBernstein Disciplined Value Fund

AllianceBernstein Disciplined Value Fund seeks long-term growth of capital through the application of a disciplined value-oriented investment process. The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe. Through this process, Alliance seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

Alliance depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies that are significant participants in their particular industries. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. Alliance's analysts prepare their own earnings estimates and financial models for each company followed.

The disciplined value investment process is grounded in Alliance's research capabilities. Through its research, Alliance identifies equity securities whose current market prices do not reflect what Alliance considers to be their intrinsic economic value. In determining a company's intrinsic economic value, Alliance takes into account many factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. Alliance then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). Alliance anticipates that, normally, about 75 companies will be represented in the Fund's portfolio, with substantially all of those companies ranking in the top three deciles of Alliance's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. Alliance will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between Alliance's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

Alliance recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

Although the Fund intends to invest primarily in the equity securities of U.S. companies, the Fund may also invest up to 15% of its assets in securities of non-U.S. issuers.

The Fund also may:

      o     Invest in convertible securities and rights and warrants;

      o For hedging purposes, enter into forward commitments, and purchase and sell futures contracts and options on securities, as well as options on securities indices and options on futures contracts; and

      o For hedging purposes, enter into currency swaps, forward foreign currency exchange contracts and options on foreign currencies.

AllianceBernstein Balanced Shares

AllianceBernstein Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.

The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of its total assets in equity and fixed-income securities of non-U.S. issuers eligible for purchase by the Fund under its investment policies described above.

The Fund also may:

      o Enter into contracts for the purchase or sale for future delivery of foreign currencies;

      o Purchase and sell forward and futures contracts and options on these securities for hedging purposes;

      o Purchase and write put and call options on foreign currencies and enter into forward currency exchange contracts for hedging purposes;

      o Subject to market conditions, write covered call options listed on a domestic exchange to realize income; and

      o Make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

AllianceBernstein Utility Income Fund

AllianceBernstein Utility Income Fund seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the utilities industries. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest in securities of both U.S. and non-U.S. issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one non-U.S. country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of non-U.S. issuers denominated in non-U.S. currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Fund also may:

      o     Invest up to 30% of its net assets in convertible securities;

      o     Invest up to 5% of its net assets in rights or warrants;

      o Invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";

      o Write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

      o Purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

      o Enter into the purchase or sale of futures contracts on fixed-income securities or non-U.S. currencies, or futures contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

      o Purchase and write call and put options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

      o     Purchase or sell forward contracts;

      o Enter into interest rate swaps and purchase or sell interest rate caps and floors;

      o     Enter into forward commitments;

      o     Enter into standby commitment agreements;

      o     Make short sales of securities or maintain a short position;

      o Make secured loans of portfolio securities of up to 20% of its total assets; and

      o     Enter into repurchase agreements for U.S. Government securities.

The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

AllianceBernstein Real Estate Investment Fund

AllianceBernstein Real Estate Investment Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Fund normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes thousands of properties. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit-quality deterioration, subsequent to purchase by the Fund.

The Fund also may:

      o     Invest up to 15% of its net assets in convertible securities;

      o     Enter into forward commitments;

      o     Enter into standby commitment agreements;

      o Make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales;

      o     Invest up to 10% of its net assets in rights or warrants;

      o     Make loans of portfolio securities of up to 25% of its total assets;
            and

      o     Enter into repurchase agreements of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

AllianceBernstein International Value Fund

AllianceBernstein International Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of 35 to 50 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of approximately 30 quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

      o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

      o     Invest up to 20% of its total assets in convertible securities;

      o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

      o     Invest up to 15% of its net assets in illiquid securities;

      o     Invest up to 10% of its total assets in rights and warrants;

      o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

      o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

      o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

      o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

      o Make secured loans of portfolio securities of up to 30% of its total assets; and

      o     Enter into repurchase agreements.

AllianceBernstein Global Value Fund

AllianceBernstein Global Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of 100 to 125 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. Countries are generally weighted in proportion to the size of their stock markets, although the Fund may over- or under-weight a country depending on an assessment of the relative attractiveness of investments in that country by Bernstein. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 5,000 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of approximately 30 quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

      o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

      o     Invest up to 20% of its total assets in convertible securities;

      o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

      o     Invest up to 15% of its net assets in illiquid securities;

      o     Invest up to 10% of its total assets in rights and warrants;

      o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

      o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

      o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

      o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

      o Make secured loans of portfolio securities of up to 30% of its total assets; and

      o     Enter into repurchase agreements.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as nonconvertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying equity security. As with debt securities, the market values of convertible securities tend to decrease as interest rates rise and increase as interest rates fall. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stocks. Convertible securities that are rated Baa or lower by Moody's, BBB or lower by S&P or, if unrated, determined by Alliance to be of equivalent quality, may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. company. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by AllianceBernstein Utility Income Fund or AllianceBernstein Real Estate Investment Fund, if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against another currency, it may enter into a forward purchase contract to buy that currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the liquidity of the Funds' investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are securities issued by non-U.S. companies, there is no law in many of the countries in which the Funds may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.


Guaranteed Mortgage Pass-Through Securities.

AllianceBernstein Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. AllianceBernstein Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AllianceBernstein Real Estate Investment Fund does not intend to invest in residual interests.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is "covered" if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. A Fund may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

A Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Fund will be traded on exchanges worldwide or over the counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

A Fund will engage in transactions in futures contracts and options on futures contracts only to the extent the transactions constitutute bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission. A Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. AllianceBernstein Growth and Income Fund, AllianceBernstein Disciplined Value Fund and AllianceBernstein Balanced Shares may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. AllianceBernstein Growth and Income Fund, AllianceBernstein Disciplined Value Fund and AllianceBernstein Balanced Shares may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Funds enter into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. AllianceBernstein Utility Income Fund may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, that Fund may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund may not make a short sale if as a result more than 33% (25% for AllianceBernstein Real Estate Investment
Fund) of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to AllianceBernstein Real Estate Investment Fund, and 20% with respect to AllianceBernstein Utility Income Fund, of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Stock Index Futures. The Funds may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index future and movements in the price of the securities which are the subject of the hedge. The price of a stock index future may move more than or less than the price of the securities being hedged. If the price of a stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index futures contract. If the price of the index future moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index future, a Fund may buy or sell stock index futures contracts in greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by Alliance. Conversely, a Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of the Fund and the stock comprising the index.

Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before a Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by Alliance may still not result in a successful hedging transaction over a short time frame.

Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in non-U.S. countries, such securities also may include short-term, non-U.S. currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Substantially all of AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund and a substantial portion of the assets of AllianceBernstein Disciplined Value Fund are invested in securities denominated in non-U.S. currencies. Certain Funds may receive a portion of their revenues in currencies other than the U.S. Dollar. Therefore, the dollar equivalent of such a Fund's net assets, distributions, and income will be adversely affected by reductions in the value of certain currencies relative to the U.S. Dollar. If the value of the currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, each Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Securities of Non-U.S. Issuers. The securities markets of many countries outside of the United States are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

Certain countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many countries are generally higher than in the United States.

Issuers of securities in jurisdictions other than the United States are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in U.S. companies. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual countries other than the United States may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a country and the Funds' investments. In such events, a Fund could lose its entire investment in the country involved.

Extreme Governmental Action; Less Protective Laws. In contrast to investing in the United States, investment in other countries may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action that could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various countries other than the United States governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Fund than provided under United States laws.

The Real Estate Industry. Although AllianceBernstein Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if AllianceBernstein Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline.

In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than larger capitalization stocks.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which AllianceBernstein Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Non-U.S. Taxes. A Fund's investment in securities issued by non-U.S. companies may be subject to taxes withheld at the source on dividend or interest payments. Non-U.S. taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such non-U.S. taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 25 years in the case of AllianceBernstein Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2002 totaling approximately $387 billion (of which approximately $145 billion represented assets of investment companies). As of December 31, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate investment portfolios, currently have approximately 7.4 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid Alliance during its most recent fiscal year, a percentage of average daily net assets as follows:

                                             Fee as
                                          percentage of
                                          average daily              Fiscal
Fund                                       net assets              Year Ended
--------                                 --------------           ------------

AllianceBernstein Value Fund......            .75                    11/30/02
AllianceBernstein
  Small Cap Value Fund............            .61*                   11/30/02
AllianceBernstein Growth
  and Income Fund.................            .61                    10/31/02
AllianceBernstein
  Disciplined Value Fund..........            .75                    11/30/02
AllianceBernstein
  Balanced Shares.................            .50                     7/31/02
AllianceBernstein
  Utility Income Fund.............            .62*                   11/30/02
AllianceBernstein
  Real Estate
Investment Fund...................            .90                    11/30/02
AllianceBernstein
  International Value Fund........            .17*                   11/30/02
AllianceBernstein
  Global Value Fund...............            .55*                   11/30/02

--------------------------------------------------------------------------------
* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CBRE. CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, real estate finance, and investment advisory services.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.

                                                              Principal Occupation
                                                              During the Past
Fund                       Employee; Year; Title              Five (5) Years
---------------------------------------------------------------------------------------
AllianceBernstein          Marilyn G. Fedak; since            Executive Vice President
Value Fund                 inception--Executive               and Chief Investment
                           Vice President of Alliance         Officer--U.S.Value
                           Capital Management                 Equities and an
                           Corporation ("ACMC")**             Executive Vice President
                           and Chief Investment               of ACMC since October
                           Officer-U.S. Value                 2000. Prior thereto, she
                           Equities                           was Chief Investment
                                                              Officer and Chairman
                                                              of the U.S. Equity
                                                              Investment Policy Group
                                                              at Sanford C. Bernstein
                                                              & Co., Inc. ("SCB")
                                                              since prior to 1998.

                           Ranji H. Nagaswami; since          Senior Vice President
                           2003--Senior Vice President        of ACMC since 1999.
                           of ACMC                            Prior thereto, she was
                                                              managing director and
                                                              co-head of U.S. Fixed
                                                              Income at UBS Brinson
                                                              since prior to 1998.

                                                               Principal Occupation
                                                               During the Past
Fund                        Employee; Year; Title              Five (5) Years
---------------------------------------------------------------------------------------
AllianceBernstein           Joseph G. Paul; since 2002         Senior Vice President
Small Cap                   --Senior Vice President of         of ACMC and Chief
Value Fund                  ACMC and Chief Investment          Investment Officer--Small
                            Officer of Small Cap Value         Cap Value Equities since
                            Equities                           2002. He is also Chief
                                                               Investment Officer of
                                                               Advanced Value at ACMC
                                                               since October 2000 and
                                                               held the same position
                                                               at SCB since prior to
                                                               1998.
AllianceBernstein           Paul Rissman; since 1994
Growth and Income           --Executive Vice President                    *
Fund                        of ACMC

                            Craig Ayers; since 2002
                            --Vice President of ACMC                      *

                            Aryeh Glatter; since 2002
                            --Senior Vice President                       *
                            of ACMC

                            Susanne M. Lent; since 2002
                            --Senior Vice President                       *
                            of ACMC

AllianceBernstein           Paul Rissman; since 1997
Balanced Shares             --(see above)                                 *

AllianceBernstein           Paul Rissman; since 1996--
Utility Income Fund         (see above)                                   *

                            Annie Tsao, since 2003--
                            Senior Vice President of ACMC                 *

AllianceBernstein           Daniel G. Pine; since 1996--
Real Estate                 Senior Vice President of                      *
Investment Fund             ACMC

                            David Kruth; since 1997--
                            Vice President of ACMC                        *

AllianceBernstein           Andrew S. Adelson; since           Executive Vice President
International               inception--Executive Vice          and Chief Investment
Value Fund                  President of ACMC and              Officer of International
                            Chief Investment Officer           Value Equities of ACMC
                            of International Value             since October 2000.
                            Equities                           Prior thereto, he was
                                                               the Chief Investment
                                                               Officer of International
                                                               Value Equities at SCB
                                                               since prior to 1998.

                            Kevin F. Simms; since              Senior Vice President
                            inception--Senior Vice              and Director of Research
                            President of ACMC and              for International Value
                            Director of Research               and Global Value Equities
                            for International Value            at ACMC since October
                            and Global Value Equities          2000. Prior thereto,
                                                               he was Director of
                                                               Research for Emerging-
                                                               Markets Equities at
                                                               SCB since prior to
                                                               1998.

AllianceBernstein           Andrew S. Adelson; since           (see above)
Global Value Fund           inception--(see above)
                            Kevin F. Simms; since              (see above)
                            inception--(see above)

--------------------------------------------------------------------------------
* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

**    The sole general partner of Alliance.

--------------------------------------------------------------------------------
                          PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors/trustees believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

HOW TO BUY SHARES

Class A, Class B and Class C Shares

You may purchase a Fund's Class A, B, or C shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc. ("ABIRM").

Minimum investment amounts are:

      o     Initial:                                          $1,000
      o     Subsequent:                                         $ 50
      o     Automatic Investment Program:                       $ 25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares

You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. You may purchase and hold shares solely:

      o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

      o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets;

      o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds; and

      o through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by ABIRM and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by ABIRM for investment in Advisor Class shares. The Funds' SAIs have more detailed information about who may purchase and hold Advisor Class shares.

General

A Fund is currently required to withhold 30% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

HOW TO EXCHANGE SHARES

You may exchange your Class A, B, C or Advisor Class shares of a Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may modify, restrict, or terminate the exchange service on 60 days' notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

      o     Selling Shares Through Your Broker or Financial

Representative

Your broker or financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker or financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

      o     Selling Shares Directly to the Fund

By Mail:

      -- Send a signed letter of instruction or stock power form, along with certificates, to:

                       Alliance Global Investor Services
                                P.O. Box 786003
                           San Antonio, TX 78278-6003

      --    For certified or overnight deliveries, send to:

                        Alliance Global Investor Services
                             8000 IH 10 W, 4th floor
                              San Antonio, TX 78230

      -- For your protection, a bank, a member firm of a national stock exchange or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, Alliance Global Investor Services ("AGIS"), and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

      -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

For federal income tax purposes, a Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.

Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source. To the extent that any Fund, such as AllianceBernstein International Value Fund or AllianceBernstein Global Value Fund, is liable for non-U.S. income taxes withheld at the source, each such Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for non-U.S. income taxes paid (or to permit shareholders to claim a deduction for such non-U.S. taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities generally will not do so. Furthermore, a shareholder's ability to claim a tax credit or deduction for non-U.S. taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Funds offer four classes of shares.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                                                                   Commission
                                      Initial Sales Charge         to Dealer/
                                                                    Agent as
                                     As % of         As % of          % of
                                   Net Amount       Offering        Offering
Amount Purchased                    Invested          Price           Price
-------------------------------------------------------------------------------
Up to $100,000                        4.44%           4.25%          4.00%
$100,000 up to $250,000               3.36            3.25           3.00
$250,000 up to $500,000               2.30            2.25           2.00
$500,000 up to $1,000,000             1.78            1.75           1.50

You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within one year. Alliance may pay the dealer, or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

                        Years Since Purchase                     CDSC
                        First                                     4.0%
                        Second                                    3.0%
                        Third                                     2.0%
                        Fourth                                    1.0%
                        Fifth                                     None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to those Class C shares. The one year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other Class of shares of the Fund.

ADVISOR CLASS SHARES--FEE-BASED PROGRAM ALTERNATIVE

You may purchase Advisor Class shares through your financial representative. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses.

However, when you purchase Advisor Class shares through your financial representative, your financial representative may charge a fee.

GENERAL

Asset-Based Sales Charges or Rule 12b-1 Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each Class of the Fund's shares is:

                                 Rule 12b-1 Fee (As a Percentage of
                                 Aggregate Average Daily Net Assets)
Class A                                            .30%
Class B                                           1.00%
Class C                                           1.00%
Advisor Class                                     None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries. Advisor Class shares do not charge any distribution fees and therefore have a lower expense ratio than Class A, B or C shares and pay a correspondingly higher dividend.

Choosing a Class of Shares. The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000. There is no maximum purchase amount for Advisor Class shares. Advisor Class shares are not available to all shareholders. See "How to Buy Shares."

You should consult your financial agent to assist in choosing a Class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries or your fee based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               CONVERSION FEATURE
--------------------------------------------------------------------------------

Conversion

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

                      (This page left intentionally blank.)

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund, and by Ernst & Young LLP, the independent auditors for AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein Disciplined Value Fund, AllianceBernstein Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                                       Income from Investment Operations
                                                -----------------------------------------------
                                                                  Net Gains or
                                 Net Asset          Net             Losses on
                                   Value,       Investment         Securities         Total from
                                 Beginning        Income         (both realized       Investment
   Fiscal Year or Period         of Period       (Loss)(b)       and unrealized)      Operations
   ---------------------         ---------      -----------      --------------       ----------
AllianceBernstein
  Value Fund
  Class A
  Year ended 11/30/02 ...          $10.26          $  .10              $ (.87)          $ (.77)
  3/29/01+ to 11/30/01 ..           10.00             .06(c)              .20              .26
  Class B
  Year ended 11/30/02 ...          $10.22          $  .03              $ (.87)          $ (.84)
  3/29/01+ to 11/30/01 ..           10.00             .01(c)              .21              .22
  Class C
  Year ended 11/30/02 ...          $10.21          $  .03              $ (.86)          $ (.83)
  3/29/01+ to 11/30/01 ..           10.00             .00(c)              .21              .21
  Advisor Class
  Year ended 11/30/02 ...          $10.29          $  .15              $ (.90)          $ (.75)
  3/29/01+ to 11/30/01 ..           10.00             .08(c)              .21              .29
AllianceBernstein
  Small Cap Value Fund
  Class A
  Year ended 11/30/02 ...          $11.37          $  .10(c)           $ (.11)          $ (.01)
  3/29/01+ to 11/30/01 ..           10.00             .09(c)             1.28             1.37
  Class B
  Year ended 11/30/02 ...          $11.33          $  .01(c)           $ (.10)          $ (.09)
  3/29/01+ to 11/30/01 ..           10.00             .04(c)             1.29             1.33
  Class C
  Year ended 11/30/02 ...          $11.31          $  .01(c)           $ (.09)          $ (.08)
  3/29/01+ to 11/30/01 ..           10.00             .04(c)             1.27             1.31
  Advisor Class
  Year ended 11/30/02 ...          $11.40          $  .13(c)           $ (.10)          $  .03
  3/29/01+ to 11/30/01 ..           10.00             .12(c)             1.28             1.40
AllianceBernstein Growth
  and Income Fund
  Class A
  Year ended 10/31/02 ...          $ 3.42          $ (.03)             $ (.71)          $ (.68)
  Year ended 10/31/01 ...            4.07             .02                (.39)            (.37)
  Year ended 10/31/00 ...            3.70             .04                 .54              .58
  Year ended 10/31/99 ...            3.44             .03                 .62              .65
  Year ended 10/31/98 ...            3.48             .03                 .43              .46
  Class B
  Year ended 10/31/02 ...          $ 3.37          $  .00              $ (.69)          $ (.69)
  Year ended 10/31/01 ...            4.02             .00                (.39)            (.39)
  Year ended 10/31/00 ...            3.66             .01                 .54              .55
  Year ended 10/31/99 ...            3.41             .00                 .62              .62
  Year ended 10/31/98 ...            3.45             .01                 .43              .44
  Class C
  Year ended 10/31/02 ...          $ 3.37          $  .00              $ (.68)          $ (.68)
  Year ended 10/31/01 ...            4.02             .00                (.39)            (.39)
  Year ended 10/31/00 ...            3.66             .01                 .54              .55
  Year ended 10/31/99 ...            3.41             .00                 .62              .62
  Year ended 10/31/98 ...            3.45             .01                 .43              .44
  Advisor Class
  Year ended 10/31/02 ...          $ 3.43          $  .04              $ (.71)          $ (.67)
  Year ended 10/31/01 ...            4.08             .03                (.39)            (.36)
  Year ended 10/31/00 ...            3.71             .05                 .54              .59
  Year ended 10/31/99 ...            3.44             .04                 .63              .67
  Year ended 10/31/98 ...            3.48             .04                 .43              .47
AllianceBernstein
  Disciplined Value Fund
  Class A
  Year ended 11/30/02 ...          $13.09          $ (.01)             $(2.23)          $(2.24)
  Year ended 11/30/01 ...           11.42            (.07)(c)            1.82             1.75
  12/22/99+ to 11/30/00 .           10.00            (.03)(c)            1.45             1.42
  Class B
  Year ended 11/30/02 ...          $12.93          $ (.10)             $(2.19)          $(2.29)
  Year ended 11/30/01 ...           11.36            (.16)(c)            1.81             1.65
  12/22/99+ to 11/30/00 .           10.00            (.11)(c)            1.47             1.36
  Class C
  Year ended 11/30/02 ...          $12.92          $ (.10)             $(2.19)          $(2.29)
  Year ended 11/30/01 ...           11.34            (.16)(c)            1.82             1.66
  12/22/99+ to 11/30/00 .           10.00            (.12)(c)            1.46             1.34



                                                            Less Dividends and Distributions
                                  -------------------------------------------------------------------------------
                                                                  Distributions
                                  Dividends                        in Excess                        Distributions
                                   from Net                          of Net        Distributions       in Excess
                                  Investment      Tax Return       Investment      from Capital       of Capital
 Fiscal Year or Period              Income        of Capital         Income            Gains             Gains
 ---------------------            ----------      ----------      -------------    -------------    -------------
AllianceBernstein
  Value Fund
  Class A
  Year ended 11/30/02 ...          $ (.05)          $ 0.00           $ 0.00           $ 0.00           $ 0.00
  3/29/01+ to 11/30/01 ..            0.00             0.00             0.00             0.00             0.00
  Class B
  Year ended 11/30/02 ...          $ (.01)          $ 0.00           $ 0.00           $ 0.00           $ 0.00
  3/29/01+ to 11/30/01 ..            0.00             0.00             0.00             0.00             0.00
  Class C
  Year ended 11/30/02 ...          $ (.01)          $ 0.00           $ 0.00           $ 0.00           $ 0.00
  3/29/01+ to 11/30/01 ..            0.00             0.00             0.00             0.00             0.00
  Advisor Class
  Year ended 11/30/02 ...          $ (.06)          $ 0.00           $ 0.00           $ 0.00           $ 0.00
  3/29/01+ to 11/30/01 ..            0.00             0.00             0.00             0.00             0.00
AllianceBernstein
  Small Cap Value Fund
  Class A
  Year ended 11/30/02 ...          $ (.08)          $ 0.00           $ 0.00           $ (.09)          $ 0.00
  3/29/01+ to 11/30/01 ..            0.00             0.00             0.00             0.00             0.00
  Class B
  Year ended 11/30/02 ...          $ (.03)          $ 0.00           $ 0.00           $ (.09)          $ 0.00
  3/29/01+ to 11/30/01 ..            0.00             0.00             0.00             0.00             0.00
  Class C
  Year ended 11/30/02 ...          $ (.03)          $ 0.00           $ 0.00           $ (.09)          $ 0.00
  3/29/01+ to 11/30/01 ..            0.00             0.00             0.00             0.00             0.00
  Advisor Class
  Year ended 11/30/02 ...          $ (.11)          $ 0.00           $ 0.00           $ (.09)          $ 0.00
  3/29/01+ to 11/30/01 ..            0.00             0.00             0.00             0.00             0.00
AllianceBernstein Growth
  and Income Fund
  Class A
  Year ended 10/31/02 ...          $ (.02)          $ (.02)          $ 0.00           $ (.10)          $ 0.00
  Year ended 10/31/01 ...            (.04)            0.00             0.00             (.24)            0.00
  Year ended 10/31/00 ...            (.04)            0.00             0.00             (.17)            0.00
  Year ended 10/31/99 ...            (.03)            0.00             (.01)            (.35)            0.00
  Year ended 10/31/98 ...            (.04)            0.00             0.00             (.46)            0.00
  Class B
  Year ended 10/31/02 ...          $ (.01)          $ (.01)          $ 0.00           $ (.10)          $ 0.00
  Year ended 10/31/01 ...            (.02)            0.00             0.00             (.24)            0.00
  Year ended 10/31/00 ...            (.02)            0.00             0.00             (.17)            0.00
  Year ended 10/31/99 ...            0.00             0.00             (.02)            (.35)            0.00
  Year ended 10/31/98 ...            (.02)            0.00             0.00             (.46)            0.00
  Class C
  Year ended 10/31/02 ...          $ (.01)          $ (.01)          $ 0.00           $ (.10)          $ 0.00
  Year ended 10/31/01 ...            (.02)            0.00             0.00             (.24)            0.00
  Year ended 10/31/00 ...            (.02)            0.00             0.00             (.17)            0.00
  Year ended 10/31/99 ...            0.00             0.00             (.02)            (.35)            0.00
  Year ended 10/31/98 ...            (.02)            0.00             0.00             (.46)            0.00
  Advisor Class
  Year ended 10/31/02 ...          $ (.02)          $ (.03)          $ 0.00           $ (.10)          $ 0.00
  Year ended 10/31/01 ...            (.05)            0.00             0.00             (.24)            0.00
  Year ended 10/31/00 ...            (.05)            0.00             0.00             (.17)            0.00
  Year ended 10/31/99 ...            (.04)            0.00             (.01)            (.35)            0.00
  Year ended 10/31/98 ...            (.05)            0.00             0.00             (.46)            0.00
AllianceBernstein
  Disciplined Value Fund
  Class A
  Year ended 11/30/02 ...          $ 0.00           $ 0.00           $ 0.00           $ 0.00           $ 0.00
  Year ended 11/30/01 ...            0.00             0.00             0.00             0.00             (.08)
  12/22/99+ to 11/30/00 .            0.00             0.00             0.00             0.00             0.00
  Class B
  Year ended 11/30/02 ...          $ 0.00           $ 0.00           $ 0.00           $ 0.00           $ 0.00
  Year ended 11/30/01 ...            0.00             0.00             0.00             0.00             (.08)
  12/22/99+ to 11/30/00 .            0.00             0.00             0.00             0.00             0.00
  Class C
  Year ended 11/30/02 ...          $ 0.00           $ 0.00           $ 0.00           $ 0.00           $ 0.00
  Year ended 11/30/01 ...            0.00             0.00             0.00             0.00             (.08)
  12/22/99+ to 11/30/00 .            0.00             0.00             0.00             0.00             0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.

      Less
  Distributions                                                                    Ratios/Supplemental Data
-----------------                                        ---------------------------------------------------------------------------
                     Net Asset                                                   Ratio of          Ratio of Net
 Total Dividends      Value,                              Net Assets, End       Expenses to        Income (Loss)
       and            End of                                 of Period            Average           to Average           Portfolio
  Distributions       Period         Total Return (a)     (000's omitted)       Net Assets          Net Assets         Turnover Rate
------------------  ------------     ----------------    ----------------     --------------      --------------      --------------
    $ (.05)             $ 9.44            (7.56)%            $   95,295           1.45%                .99%                  11%
      0.00               10.26             2.60                  59,437           1.71*(e)             .79*(c)               14

    $ (.01)             $ 9.37            (8.22)%            $  146,704           2.18%                .27%                  11%
      0.00               10.22             2.20                  88,579           2.42*(e)             .08*(c)               14

    $ (.01)             $ 9.37            (8.13)%            $   61,459           2.16%                .28%                  11%
      0.00               10.21             2.10                  38,661           2.43*(e)             .06*(c)               14

    $ (.06)             $ 9.48            (7.30)%            $  232,335           1.23%               1.55%                  11%
      0.00               10.29             2.90                  11,447           1.40*(e)            1.14*(c)               14



    $ (.17)             $11.19             (.12)%            $  113,070           1.40%(e)             .80%(c)               30%
      0.00               11.37            13.70                  34,883           1.53*(e)            1.29*(c)               15

    $ (.12)             $11.12             (.87)%            $  168,713           2.10%(e)             .11%(c)               30%
      0.00               11.33            13.30                  56,538           2.23*(e)             .60*(c)               15

    $ (.12)             $11.11             (.78)%            $   70,467           2.10%(e)             .11%(c)               30%
      0.00               11.31            13.10                  25,437           2.31*(e)             .50*(c)               15

    $ (.20)             $11.23              .18%             $  151,308           1.10%(e)            1.10%(c)               30%
      0.00               11.40            14.00                  47,164           1.12*(e)            1.68*(c)               15



    $ (.14)             $ 2.60           (20.89)%            $2,553,700           1.14%                .83%                  75%
      (.28)               3.42            (9.49)              2,914,367           1.09                 .64                   67
      (.21)               4.07            16.76               2,128,381            .91                 .96                   53
      (.39)               3.70            20.48               1,503,874            .93                 .87                   48
      (.50)               3.44            14.70                 988,965            .93(g)              .96                   89

    $ (.12)             $ 2.56           (21.52)%            $2,484,499           1.88%                .07%                  75%
      (.26)               3.37           (10.22)              3,360,119           1.84                (.11)                  67
      (.19)               4.02            15.93               2,567,250           1.67                 .20                   53
      (.37)               3.66            19.56               1,842,045           1.70                 .09                   48
      (.48)               3.41            14.07                 787,730           1.72(g)              .17                   89

    $ (.12)             $ 2.57           (21.21)%            $  960,176           1.86%                .09%                  75%
      (.26)               3.37           (10.23)              1,233,033           1.83                (.10)                  67
      (.19)               4.02            15.91                 825,572           1.66                 .21                   53
      (.37)               3.66            19.56                 518,185           1.69                 .11                   48
      (.48)               3.41            14.07                 179,487           1.72(g)              .18                   89

    $ (.15)             $ 2.61           (20.62)%            $  681,620            .86%               1.10%                  75%
      (.29)               3.43            (9.27)                700,348            .84                 .87                   67
      (.22)               4.08            16.98                 185,754            .65                1.21                   53
      (.40)               3.71            21.03                  39,739            .68                1.12                   48
      (.51)               3.44            14.96                  22,786            .76(g)             1.14                   89



    $ 0.00              $10.85           (17.11)%            $   75,413           1.59%               (.10)%                218%
      (.08)              13.09            15.40                  76,617           1.85(e)             (.55)(c)              299
      0.00               11.42            14.20                  14,583           2.50*(e)            (.33)*(c)             249

    $ 0.00              $10.64           (17.71)%            $  110,968           2.32%               (.84)%                218%
      (.08)              12.93            14.60                  98,204           2.55(e)            (1.28)(c)              299
      0.00               11.36            13.60                   2,597           3.20*(e)           (1.08)*(c)             249

    $ 0.00              $10.63           (17.72)%            $   37,810           2.30%               (.82)%                218%
      (.08)              12.92            14.71                  35,790           2.56(e)            (1.28)(c)              299
      0.00               11.34            13.40                   2,525           3.20*(e)           (1.08)*(c)             249

--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.

                                                            Income from Investment Operations
                                                     -----------------------------------------------
                                                                     Net Gains or
                                       Net Asset          Net          Losses on
                                        Value,        Investment      Securities        Total from
                                       Beginning        Income      (both realized      Investment
      Fiscal Year or Period            of Period       (Loss)(b)    and unrealized)     Operations
      ---------------------          -------------   ------------  ----------------   --------------
AllianceBernstein
   Balanced Shares
   Class A
   Year ended 7/31/02(f)..........     $      15.96  $      .35         $    (2.35)       $    (2.00)
   Year ended 7/31/01.............            15.53         .39               1.16              1.55
   Year ended 7/31/00.............            15.63         .40                .49               .89
   Year ended 7/31/99.............            15.97         .36               1.29              1.65
   Year ended 7/31/98.............            16.17         .33               1.86              2.19
   Class B
   Year ended 7/31/02(f)..........     $      15.31  $      .23         $    (2.25)       $    (2.02)
   Year ended 7/31/01.............            14.96         .26               1.12              1.38
   Year ended 7/31/00.............            15.11         .27                .48               .75
   Year ended 7/31/99.............            15.54         .23               1.25              1.48
   Year ended 7/31/98.............            15.83         .21               1.81              2.02
   Class C
   Year ended 7/31/02(f)..........     $      15.36  $      .23         $    (2.26)       $    (2.03)
   Year ended 7/31/01.............            15.01         .26               1.12              1.38
   Year ended 7/31/00.............            15.15         .28                .48               .76
   Year ended 7/31/99.............            15.57         .24               1.25              1.49
   Year ended 7/31/98.............            15.86         .21               1.81              2.02
   Advisor Class
   Year ended 7/31/02(f)..........     $      15.98  $      .37         $    (2.34)       $    (1.97)
   Year ended 7/31/01.............            15.54         .44               1.16              1.60
   Year ended 7/31/00.............            15.64         .43                .50               .93
   Year ended 7/31/99.............            15.98         .39               1.29              1.68
   Year ended 7/31/98.............            16.17         .37               1.87              2.24
AllianceBernstein
   Utility Income Fund
   Class A
   Year ended 11/30/02............     $      14.17  $      .27(c)      $    (3.17)       $    (2.90)
   Year ended 11/30/01............            17.90         .23              (2.88)            (2.65)
   Year ended 11/30/00............            16.91        1.40                .85              2.25
   Year ended 11/30/99............            14.68         .36(c)            2.53              2.89
   Year ended 11/30/98............            12.48         .30(c)            2.69              2.99
   Class B
   Year ended 11/30/02............     $      13.98  $      .18(c)      $    (3.12)       $    (2.94)
   Year ended 11/30/01............            17.72         .11               (2.84)            (2.73)
   Year ended 11/30/00............            16.80        1.30                 .81              2.11
   Year ended 11/30/99............            14.62         .25(c)             2.52              2.77
   Year ended 11/30/98............            12.46         .21(c)             2.67              2.88
   Class C
   Year ended 11/30/02............     $      14.00  $      .18(c)      $    (3.12)       $    (2.94)
   Year ended 11/30/01............            17.74         .11               (2.84)            (2.73)
   Year ended 11/30/00............            16.82        1.30                 .81              2.11
   Year ended 11/30/99............            14.65         .25(c)             2.51              2.76
   Year ended 11/30/98............            12.47         .21(c)             2.69              2.90
   Advisor Class
   Year ended 11/30/02............     $      14.23  $      .33(c)       $    (3.19)       $    (2.86)
   Year ended 11/30/01............            17.97         .27               (2.89)            (2.62)
   Year ended 11/30/00............            16.95        1.54                 .77              2.31
   Year ended 11/30/99............            14.70         .42(c)             2.52              2.94
   Year ended 11/30/98............            12.49         .37(c)             2.66              3.03


                                                        Less Dividends and Distributions
                                        ------------------------------------------------------------------------
                                                                    Distributions
                                          Dividends                   in Excess                   Distributions
                                          from Net                     of Net      Distributions   in Excess
                                         Investment    Tax Return    Investment    from Capital    of Capital
      Fiscal Year or Period                Income      of Capital      Income         Gains           Gains
      --------------------              ------------   -----------  ------------   -------------  --------------
AllianceBernstein
   Balanced Shares
   Class A
   Year ended 7/31/02(f)..........      $     (.34)    $    0.00    $     0.00     $     (.36)     $     0.00
   Year ended 7/31/01.............            (.38)         0.00          0.00           (.74)           0.00
   Year ended 7/31/00.............            (.35)         0.00          0.00           (.64)           0.00
   Year ended 7/31/99.............            (.34)         0.00          0.00          (1.65)           0.00
   Year ended 7/31/98.............            (.32)         0.00          0.00          (2.07)           0.00
   Class B
   Year ended 7/31/02(f)..........      $     (.25)    $    0.00    $     0.00     $     (.36)     $     0.00
   Year ended 7/31/01.............            (.29)         0.00          0.00           (.74)           0.00
   Year ended 7/31/00.............            (.26)         0.00          0.00           (.64)           0.00
   Year ended 7/31/99.............            (.26)         0.00          0.00          (1.65)           0.00
   Year ended 7/31/98.............            (.24)         0.00          0.00          (2.07)           0.00
   Class C
   Year ended 7/31/02(f)..........      $     (.25)    $    0.00    $     0.00     $     (.36)     $     0.00
   Year ended 7/31/01.............            (.29)         0.00          0.00           (.74)           0.00
   Year ended 7/31/00.............            (.26)         0.00          0.00           (.64)           0.00
   Year ended 7/31/99.............            (.26)         0.00          0.00          (1.65)           0.00
   Year ended 7/31/98.............            (.24)         0.00          0.00          (2.07)           0.00
   Advisor Class
   Year ended 7/31/02(f)..........      $     (.37)    $    0.00    $     0.00     $     (.36)     $     0.00
   Year ended 7/31/01.............            (.42)         0.00          0.00           (.74)           0.00
   Year ended 7/31/00.............            (.39)         0.00          0.00           (.64)           0.00
   Year ended 7/31/99.............            (.37)         0.00          0.00          (1.65)           0.00
   Year ended 7/31/98.............            (.36)         0.00          0.00          (2.07)           0.00
 AllianceBernstein
   Utility Income Fund
   Class A
   Year ended 11/30/02............      $     (.26)    $    0.00    $     0.00     $     0.00      $     0.00
   Year ended 11/30/01............            (.97)         (.11)         0.00           0.00            0.00
   Year ended 11/30/00............            (.32)         0.00          0.00           (.94)           0.00
   Year ended 11/30/99............            (.32)         0.00          0.00           (.34)           0.00
   Year ended 11/30/98............            (.32)         0.00          0.00           (.47)           0.00
   Class B
   Year ended 11/30/02............      $     (.17)    $    0.00    $     0.00     $     0.00      $     0.00
   Year ended 11/30/01............            (.90)         (.11)         0.00           0.00            0.00
   Year ended 11/30/00............            (.25)         0.00          0.00           (.94)           0.00
   Year ended 11/30/99............            (.25)         0.00          0.00           (.34)           0.00
   Year ended 11/30/98............            (.25)         0.00          0.00           (.47)           0.00
   Class C
   Year ended 11/30/02............      $     (.17)    $    0.00    $     0.00     $     0.00      $     0.00
   Year ended 11/30/01............            (.90)         (.11)         0.00           0.00            0.00
   Year ended 11/30/00............            (.25)         0.00          0.00           (.94)           0.00
   Year ended 11/30/99............            (.25)         0.00          0.00           (.34)           0.00
   Year ended 11/30/98............            (.25)         0.00          0.00           (.47)           0.00
   Advisor Class
   Year ended 11/30/02............      $     (.30)    $    0.00    $     0.00     $     0.00      $     0.00
   Year ended 11/30/01............           (1.00)         (.12)         0.00           0.00            0.00
   Year ended 11/30/00............            (.35)         0.00          0.00           (.94)           0.00
   Year ended 11/30/99............            (.35)         0.00          0.00           (.34)           0.00
   Year ended 11/30/98............            (.35)         0.00          0.00           (.47)           0.00

Please refer to the footnotes on page 50.

       Less
    Distributions                                                                    Ratios/Supplemental Data
------------------                                           -----------------------------------------------------------------------
                        Net Asset                                                   Ratio of          Ratio of Net
 Total Dividends         Value,                              Net Assets, End       Expenses to        Income (Loss)
       and               End of                                 of Period            Average           to Average       Portfolio
  Distributions          Period         Total Return (a)     (000's omitted)       Net Assets          Net Assets     Turnover Rate
------------------    -------------     ----------------    ----------------     --------------      --------------  ---------------
    $  (.70)            $ 13.26              (12.91)%         $     384,212           1.10%                2.36%            79%
      (1.12)              15.96               10.42                 282,874           1.17                 2.46             63
       (.99)              15.53                6.22                 212,326           1.12                 2.62             76
      (1.99)              15.63               11.44                 189,953           1.22(g)              2.31            105
      (2.39)              15.97               14.99                 123,623           1.30(g)              2.07            145

    $  (.61)            $ 12.68              (13.53)%         $     385,868           1.84%                1.61%            79%
      (1.03)              15.31                9.63                 277,138           1.93                 1.70             63
       (.90)              14.96                5.46                 155,060           1.86                 1.88             76
      (1.91)              15.11               10.56                 136,384           1.97(g)              1.56            105
      (2.31)              15.54               14.13                  47,728           2.06(g)              1.34            145

    $  (.61)            $ 12.72              (13.55)%         $     131,761           1.84%                1.61%            79%
      (1.03)              15.36                9.59                 109,592           1.93                 1.71             63
       (.90)              15.01                5.52                  65,214           1.86                 1.88             76
      (1.91)              15.15               10.60                  63,517           1.96(g)              1.57            105
      (2.31)              15.57               14.09                  10,855           2.05(g)              1.36            145

    $  (.73)            $ 13.28              (12.67)%         $     101,017            .85%                2.79%            79%
      (1.16)              15.98               10.75                   5,446            .91                 2.75             63
      (1.03)              15.54                6.48                   2,943            .86                 2.88             76
      (2.02)              15.64               11.71                   2,627            .97(g)              2.56            105
      (2.43)              15.98               15.32                   2,079           1.06(g)              2.33            145

    $  (.26)            $ 11.01              (20.65)%         $      48,908           1.50%(e)             2.18%(c)         99%
      (1.08)              14.17              (15.75)                 73,487           1.46                 1.38             21
      (1.26)              17.90               14.14                  52,172           1.46                 8.08             24
       (.66)              16.91               20.27                  29,841           1.50(e)              2.26(c)          19
       (.79)              14.68               24.99                   9,793           1.50(e)              2.23(c)          16

    $  (.17)            $ 10.87              (21.18)%         $     112,372           2.20%(e)             1.49%(c)         99%
      (1.01)              13.98              (16.38)                181,338           2.17                  .67             21
      (1.19)              17.72               13.32                 142,975           2.18                 7.63             24
       (.59)              16.80               19.45                  80,806           2.20(e)              1.55(c)          19
       (.72)              14.62               24.02                  33,550           2.20(e)              1.56(c)          16

    $  (.17)            $ 10.89              (21.15)%         $      32,013           2.20%(e)             1.50%(c)         99%
      (1.01)              14.00              (16.36)                 49,259           2.17                  .68             21
      (1.19)              17.74               13.30                  34,253           2.18                 7.64             24
       (.59)              16.82               19.34                  20,605           2.20(e)              1.56(c)          19
       (.72)              14.65               24.16                   7,298           2.20(e)              1.54(c)          16


    $  (.30)            $ 11.07              (20.32)%         $       2,563           1.20%(e)             2.49%(c)         99%
      (1.12)              14.23              (15.58)                  3,890           1.16                 1.65             21
      (1.29)              17.97               14.49                   2,016           1.17                 8.64             24
       (.69)              16.95               20.62                   1,532           1.20(e)              2.55(c)          19
       (.82)              14.70               25.34                     523           1.20(e)              2.83(c)          16

--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.

                                                          Income from Investment Operations
                                                     -----------------------------------------------
                                                                     Net Gains or
                                       Net Asset          Net          Losses on
                                        Value,        Investment      Securities        Total from
                                       Beginning        Income      (both realized      Investment
      Fiscal Year or Period            of Period       (Loss)(b)    and unrealized)     Operations
      ---------------------          -------------   ------------  ----------------   --------------
AllianceBernstein Real Estate
   Investment Fund
   Class A
   Year ended 11/30/02............     $      11.47  $      .34         $      .23        $      .57
   Year ended 11/30/01............            10.70         .32                .97              1.29
   9/1/00 to 11/30/00++...........            10.85         .13               (.13)             0.00
   Year ended 8/31/00.............            10.19         .37                .89              1.26
   Year ended 8/31/99.............            10.47         .46               (.06)              .40
   Year ended 8/31/98.............            12.80         .52              (2.33)            (1.81)
   Class B
   Year ended 11/30/02............     $      11.44  $      .28         $      .21        $      .49
   Year ended 11/30/01............            10.68         .28                .93              1.21
   9/1/00 to 11/30/00++...........            10.84         .11               (.14)             (.03)
   Year ended 8/31/00.............            10.17         .30                .89              1.19
   Year ended 8/31/99.............            10.44         .38               (.05)              .33
   Year ended 8/31/98.............            12.79         .42              (2.33)            (1.91)
   Class C
   Year ended 11/30/02............     $      11.46  $      .28         $      .20        $      .48
   Year ended 11/30/01............            10.69         .28                .94              1.22
   9/1/00 to 11/30/00++...........            10.85         .11               (.14)             (.03)
   Year ended 8/31/00.............            10.17         .29                .91              1.20
   Year ended 8/31/99.............            10.44         .38               (.05)              .33
   Year ended 8/31/98.............            12.79         .42              (2.33)            (1.91)
   Advisor Class
   Year ended 11/30/02............     $      11.46  $      .21         $      .39        $      .60
   Year ended 11/30/01............            10.71         .37                .96              1.33
   9/1/00 to 11/30/00++...........            10.87         .14               (.14)             0.00
   Year ended 8/31/00.............            10.20         .38                .92              1.30
   Year ended 8/31/99.............            10.48         .48               (.05)              .43
   Year ended 8/31/98.............            12.82         .55              (2.34)            (1.79)
AllianceBernstein
   International Value Fund
   Class A
   Year ended 11/30/02............     $       9.64  $      .07(c)      $      .12(d)     $      .19
   3/29/01+ to 11/30/01...........            10.00         .04(c)            (.40)             (.36)
   Class B
   Year ended 11/30/02............     $       9.62  $      .00(c)      $      .13(d)     $      .13
   3/29/01+ to 11/30/01...........            10.00         .00(c)            (.38)             (.38)
   Class C
   Year ended 11/30/02............     $       9.60  $      .01(c)      $      .14(d)     $      .15
   3/29/01+ to 11/30/01...........            10.00         .00(c)            (.40)             (.40)
   Advisor Class
   Year ended 11/30/02............     $       9.68  $      .17(c)      $      .07(d)     $      .24
   3/29/01+ to 11/30/01...........            10.00         .04(c)            (.36)             (.32)
AllianceBernstein
   Global Value Fund
   Class A
   Year ended 11/30/02............     $       9.64  $      .05(c)      $    (1.12)       $    (1.07)
   3/29/01+ to 11/30/01...........            10.00        (.02)(c)           (.34)             (.36)
   Class B
   Year ended 11/30/02............     $       9.59  $     (.01)(c)     $    (1.11)       $    (1.12)
   3/29/01+ to 11/30/01...........            10.00        (.06)(c)           (.35)             (.41)
   Class C
   Year ended 11/30/02............     $       9.61  $      .00(c)      $    (1.13)       $    (1.13)
   3/29/01+ to 11/30/01...........            10.00        (.06)(c)           (.33)             (.39)
   Advisor Class
   Year ended 11/30/02............     $       9.65  $      .12(c)      $    (1.17)       $    (1.05)
   3/29/01+ to 11/30/01...........            10.00        (.01)(c)           (.34)             (.35)


                                                           Less Dividends and Distributions
                                        -----------------------------------------------------------------------
                                                                    Distributions
                                          Dividends                   in Excess                   Distributions
                                          from Net                     of Net     Distributions     in Excess
                                         Investment    Tax Return    Investment   from Capital     of Capital
      Fiscal Year or Period                Income      of Capital      Income         Gains           Gains
      --------------------              ------------   -----------  ------------- -------------   -------------
AllianceBernstein Real Estate
   Investment Fund
   Class A
   Year ended 11/30/02............       $     (.32)    $    (.20)   $     0.00     $     0.00     $     0.00
   Year ended 11/30/01............             (.32)         (.20)         0.00           0.00           0.00
   9/1/00 to 11/30/00++...........             (.10)         (.05)         0.00           0.00           0.00
   Year ended 8/31/00.............             (.42)         (.18)         0.00           0.00           0.00
   Year ended 8/31/99.............             (.46)         (.02)         (.10)          (.10)          0.00
   Year ended 8/31/98.............             (.51)         0.00          0.00           (.01)          0.00
   Class B
   Year ended 11/30/02............       $     (.28)    $    (.17)   $     0.00     $     0.00     $     0.00
   Year ended 11/30/01............             (.28)         (.17)         0.00           0.00           0.00
   9/1/00 to 11/30/00++...........             (.09)         (.04)         0.00           0.00           0.00
   Year ended 8/31/00.............             (.36)         (.16)         0.00           0.00           0.00
   Year ended 8/31/99.............             (.38)         (.02)         (.10)          (.10)          0.00
   Year ended 8/31/98.............             (.43)         0.00          0.00           (.01)          0.00
   Class C
   Year ended 11/30/02............       $     (.28)    $    (.17)   $     0.00     $     0.00     $     0.00
   Year ended 11/30/01............             (.28)         (.17)         0.00           0.00           0.00
   9/1/00 to 11/30/00++...........             (.09)         (.04)         0.00           0.00           0.00
   Year ended 8/31/00.............             (.36)         (.16)         0.00           0.00           0.00
   Year ended 8/31/99.............             (.38)         (.02)         (.10)          (.10)          0.00
   Year ended 8/31/98.............             (.43)         0.00          0.00           (.01)          0.00
   Advisor Class
   Year ended 11/30/02............       $     (.36)    $    (.22)   $     0.00     $     0.00     $     0.00
   Year ended 11/30/01............             (.37)         (.21)         0.00           0.00           0.00
   9/1/00 to 11/30/00++...........             (.11)         (.05)         0.00           0.00           0.00
   Year ended 8/31/00.............             (.44)         (.19)         0.00           0.00           0.00
   Year ended 8/31/99.............             (.48)         (.02)         (.11)          (.10)          0.00
   Year ended 8/31/98.............             (.54)         0.00          0.00           (.01)          0.00
AllianceBernstein
   International Value Fund
   Class A
   Year ended 11/30/02............       $     0.00     $    0.00    $     0.00     $     0.00     $     0.00
   3/29/01+ to 11/30/01...........             0.00          0.00          0.00           0.00           0.00
   Class B
   Year ended 11/30/02............       $     0.00     $    0.00    $     0.00     $     0.00     $     0.00
   3/29/01+ to 11/30/01...........             0.00          0.00          0.00           0.00           0.00
   Class C
   Year ended 11/30/02............       $     0.00     $    0.00    $     0.00     $     0.00     $     0.00
   3/29/01+ to 11/30/01...........             0.00          0.00          0.00           0.00           0.00
   Advisor Class
   Year ended 11/30/02............       $     0.00     $    0.00    $     0.00     $     0.00     $     0.00
   3/29/01+ to 11/30/01...........             0.00          0.00          0.00           0.00           0.00
AllianceBernstein
   Global Value Fund
   Class A
   Year ended 11/30/02............       $     0.00     $    0.00    $     0.00     $     0.00     $     0.00
   3/29/01+ to 11/30/01...........             0.00          0.00          0.00           0.00           0.00
   Class B
   Year ended 11/30/02............       $     0.00     $    0.00    $     0.00     $     0.00     $     0.00
   3/29/01+ to 11/30/01...........             0.00          0.00          0.00           0.00           0.00
   Class C
   Year ended 11/30/02............       $     0.00     $    0.00    $     0.00     $     0.00     $     0.00
   3/29/01+ to 11/30/01...........             0.00          0.00          0.00           0.00           0.00
   Advisor Class
   Year ended 11/30/02............       $     0.00     $    0.00    $     0.00     $     0.00     $     0.00
   3/29/01+ to 11/30/01...........             0.00          0.00          0.00           0.00           0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.

        Less
     Distributions                                                                   Ratios/Supplemental Data
  -------------------                                         ---------------------------------------------------------------------
                           Net Asset                                                 Ratio of      Ratio of Net
    Total Dividends         Value,                            Net Assets, End       Expenses to    Income (Loss)
          and               End of                               of Period            Average       to Average           Portfolio
     Distributions          Period       Total Return (a)     (000's omitted)       Net Assets      Net Assets         Turnover Rate
  -------------------    -------------   ----------------    ----------------     --------------  --------------      --------------
       $  (.52)            $ 11.52              4.85%          $      35,626           1.75%            2.87%                37%
          (.52)              11.47             12.33                  22,422           1.78             2.84                 40
          (.15)              10.70              (.05)                 20,940           1.87*            4.98*                 6
          (.60)              10.85             13.46                  22,221           1.71             3.81                 26
          (.68)              10.19              3.86                  35,299           1.58             4.57                 29
          (.52)              10.47            (14.90)                 51,214           1.55             3.87                 23

       $  (.45)            $ 11.48              4.15%          $      99,370           2.47%            2.35%                37%
          (.45)              11.44             11.53                  98,014           2.50             2.53                 40
          (.13)              10.68              (.31)                108,711           2.57*            4.22*                 6
          (.52)              10.84             12.68                 113,542           2.41             3.13                 26
          (.60)              10.17              3.20                 168,741           2.31             3.82                 29
          (.44)              10.44            (15.56)                268,856           2.26             3.16                 23

       $  (.45)            $ 11.49              4.06%          $      35,845           2.46%            2.35%                37%
          (.45)              11.46             11.62                  34,699           2.49             2.50                 40
          (.13)              10.69              (.31)                 33,463           2.58*            4.21*                 6
          (.52)              10.85             12.78                  34,217           2.40             3.02                 26
          (.60)              10.17              3.20                  44,739           2.30             3.77                 29
          (.44)              10.44            (15.56)                 69,575           2.26             3.15                 23

       $  (.58)            $ 11.48              5.12%          $      59,459           1.51%            1.73%                37%
          (.58)              11.46             12.74                   1,831           1.48             3.27                 40
          (.16)              10.71              (.07)                  1,925           1.58*            5.21*                 6
          (.63)              10.87             13.94                   1,943           1.40             3.83                 26
          (.71)              10.20              4.18                   2,270           1.30             4.75                 29
          (.55)              10.48            (14.74)                  2,899           1.25             4.08                 23

       $  0.00             $  9.83              1.97%          $      74,193           1.20%(e)          .74%                23%
          0.00                9.64             (3.60)                  3,990           1.44*(e)          .62*(c)             11

       $  0.00             $  9.75              1.35%          $      51,608           1.90%(e)         (.03)%               23%
          0.00                9.62             (3.80)                  2,220           2.19*(e)         (.05)*(c)            11

       $  0.00             $  9.75              1.56%          $      26,663           1.90%(e)          .09%                23%
          0.00                9.60             (4.00)                  1,582           2.23*(e)          .03*(c)             11

       $  0.00             $  9.92              2.48%          $     325,800            .90%(e)         1.67%(c)             23%
          0.00                9.68             (3.20)                167,263            .90*(e)          .65*(c)             11

       $  0.00             $  8.57            (11.10)%         $       8,892           1.76%(e)          .56%(c)             28%
          0.00                9.64             (3.60)                  5,923           2.44*(e)         (.27)*(c)            14

       $  0.00             $  8.47            (11.68)%         $       3,673           2.45%(e)         (.09)%(c)            28%
          0.00                9.59             (4.10)                  1,916           3.14*(e)         (.91)*(c)            14

       $  0.00             $  8.48            (11.76)%         $       2,129           2.40%(e)         0.00%(c)             28%
          0.00                9.61             (3.90)                    997           3.15*(e)         (.89)*(c)            14

       $  0.00             $  8.60            (10.88)%         $      74,727           1.23%(e)         1.31%(c)             28%
          0.00                9.65             (3.50)                  1,791           2.10*(e)         (.13)*(c)            14

--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.

+     Commencement of operations.

++    Change in fiscal year end.

*     Annualized.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(b)   Based on average shares outstanding.

(c)   Net of fee waiver and expense reimbursement.

(d) In addition to net realized and unrealized loss from investments and foreign currency transactions as set forth in the statement of operations, this amount reflects an increase in net asset value per share resulting from fluctuations in the Fund's total net assets in relation to the timing of market gains and losses.

(e) Net of fees and expenses waived/reimbursed by the Adviser. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios would have been as follows:

                                                    1998         1999        2000         2001         2002
                                                    ----         ----        ----         ----         ----
AllianceBernstein Value Fund
     Class A                                          --           --          --         1.74%*         --
     Class B                                          --           --          --         2.46%*         --
     Class C                                          --           --          --         2.47%*         --
     Advisor Class                                                                        1.44%*
AllianceBernstein Small Cap Value Fund
     Class A                                          --           --          --         2.41%*       1.81%
     Class B                                          --           --          --         3.10%*       2.53%
     Class C                                          --           --          --         3.40%*       2.51%
     Advisor Class                                                                        2.01%*       1.54%
AllianceBernstein Disciplined Value Fund
     Class A                                          --           --        9.25%*       1.88%          --
     Class B                                          --           --        8.16%*       2.60%          --
     Class C                                          --           --       10.14%*       2.60%          --
AllianceBernstein Utility Income Fund
     Class A                                        2.48%        1.73%         --           --         1.61%
     Class B                                        3.21%        2.44%         --           --         2.34%
     Class C                                        3.22%        2.44%         --           --         2.33%
     Advisor Class                                  2.21%        1.41%                                 1.31%
AllianceBernstein Real Estate Investment Fund
     Class A                                          --           --          --           --           --
     Class B                                          --           --          --           --           --
     Class C                                          --           --          --           --           --
     Advisor Class
AllianceBernstein International Value Fund
     Class A                                          --           --          --         5.11%*       2.19%
     Class B                                          --           --          --         7.84%*       2.84%
     Class C                                          --           --          --         8.77%*       2.90%
     Advisor Class                                                                        2.26%*       1.75%
AllianceBernstein Global Value Fund
     Class A                                          --           --          --         8.10%*       2.59%
     Class B                                          --           --          --        11.12%*       3.29%
     Class C                                          --           --          --        12.33%*       3.16%
     Advisor Class                                                                        9.39%*       1.85%

(f) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended July 31, 2002, the effect of this change to Class A, Class B and Class C was to decrease net investment income by $.01 per share and increase net unrealized gains and losses by $.01 per share; the effect of this change to Advisor Class was to decrease net investment income by $.02 per share and increase net unrealized gains and losses by $.02 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A, 1.71% to 1.61% for Class B, 1.71% to 1.61% for Class C, and from 2.89% to 2.79% for Advisor Class. Per share, ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.

(g) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets would have been as follows:

                                                      1998                1999
                                                      -----              -----
AllianceBernstein Growth and Income Fund
        Class A                                        .92%                 --
        Class B                                       1.71%                 --
        Class C                                       1.71%                 --
        Advisor Class                                  .75%
AllianceBernstein Balanced Shares
        Class A                                       1.29%               1.21%
        Class B                                       2.05%               1.96%
        Class C                                       2.04%               1.94%
        Advisor Class                                 1.05%                .96%

                      (This page left intentionally blank.)

For more information about the Funds, the following documents are available upon request:

      o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

      o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:                Alliance Global Investor Services
                        P.O. Box 786003
                        San Antonio, TX 78278-6003

By Phone:               For Information: (800) 221-5672
                        For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.

Fund                                                            SEC File No.
-----                                                           ------------
AllianceBernstein Value Fund                                    811-10221
AllianceBernstein Small Cap Value Fund                          811-10221
AllianceBernstein Growth and Income Fund                        811-00126
AllianceBernstein Disciplined Value Fund                        811-09687
AllianceBernstein Balanced Shares                               811-00134
AllianceBernstein Utility Income Fund                           811-07916
AllianceBernstein Real Estate Investment Fund                   811-07707
AllianceBernstein International Value Fund                      811-10221
AllianceBernstein Global Value Fund                             811-10221

--------------------------------------------------------------------------------
Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
--------------------------------------------------------------------------------

ACBVIPRO0403


                                       52

00250.0157 #395029